Tender Offer for Active Subsea ASA November 2007

Transaction Overview

Transaction Highlights Tender offer of $4.16 (NOK22.50)(1) in cash per Active Subsea share Active Subsea currently has eight VS 470 multi-purpose service vessels ("MPSVs") designed for subsea activities on order for delivery 2Q08-1Q09 Strategic transaction that accelerates Trico's "move up the food chain" strategy into higher value subsea applications Formation of new dedicated subsea division: Trico Subsea Trico becomes one of the largest suppliers of new subsea service vessels Equity purchase price of approximately $242 mm(1)(2) Purchase to be funded with cash on hand Future capital expenditures of approximately $120 mm, net of cash acquired Offer unanimously recommended by Active Subsea's Board Pre-acceptance agreements by holders of 85% of the fully-diluted shares, approximately 38% of which are controlled by Active Subsea's Board and management Closing expected in 4Q07 Based on NOK5.415/USD as of 11/2/07. Based on 48.5 mm common shares, 10.0 mm shares subject to warrant exercise and 340,000 shares subject to option exercise.

Highly Strategic Acquisition Expands higher margin subsea service offerings Designed for Inspection, Maintenance and Repair ("IMR")/ROV, dive and seismic support and light construction Run as new division Robust long-term supply/demand dynamics with subsea market growing 30%+ annually Eight advanced vessels scheduled for delivery in 2008 and 2009 Combined with the three existing newbuilds, more than doubles the number of vessels that can be utilized in seismic/subsea applications Earnings from vessels two to three years earlier than if order placed today Vessels serve growth markets; pro forma international operating income of 85%-90% Able to work in all of Trico's operating regions Broadens customer base to subsea service and construction companies Significantly increases level of stable earnings under contract from modern vessels; three vessels already under multi-year contract Substantially accretive to earnings by 2009 Trico retains financial flexibility Expands Subsea Capabilities Advances Newbuild Program Leverages Global Footprint Provides Financial Benefits

Overview of Active Subsea

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Active Subsea – Company Summary

Company Overview

- Independent offshore vessel owner for medium-sized vessels to perform critical subsea operations
- Founded by J. Hagenæs Shipping AS
  - Headquartered in Ålesund, Norway
  - Listed on the Oslo OTC
- Eight Vik Sandvik VS 470 MPSVs on order for delivery from 2Q08-1Q09
  - Vessels ideally suited for subsea and dive support operations to mid-water depths
- Vessels being built at Tebma Shipyard's Malpe facility in India

Current Delivery Schedule – Per Yard

	2Q08	3Q08	4Q08	1Q09
Hull 116	Apr 08			
Hull 117	May 08			
Hull 118	May 08			
Hull 119		Jul 08		
Hull 120		Sep 08		
Hull 121			Nov 08	
Hull 128				Jan 09
Hull 129				Mar 09

- On-site construction supervision provided by Nordic Maritime
- Potential for typical delays being experienced globally

Company Strategy

- Secure long-term contracts with customers providing a variety of subsea services in support of global oil and gas customers
  - Long-term customer contracts for three of the eight vessels
  - Customers include DeepOcean (working for Petrobras) and Maritima de Ecologia (Marecsa)

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VS 470 MPSV Summary

- Designed for subsea IMR/ROV, dive and seismic support and light construction
- Proven design, based on VS 470 MkII hull, of which 25 are delivered or under construction

60-ton heavy duty crane, able to work in water depths of 2,000+ m (6,562+ ft)

DP 2 station keeping capabilities

Mezzanine deck above the extra accommodation module. Will serve as launch area for ROV operations



Additional accommodation to house subsea service related personnel such as ROV operators, engineers and crane operators. 51 beds in main superstructure and 20 in the mezzanine module. Total of 71 beds

Deck reinforcement preparing the vessel for installation of a 50-ton winch for the A-frame

Hull reinforcement enabling installation of a 50-ton A-frame which will significantly increase subsea construction capabilities

Prepared for 1.8x1.8 m (5.9x5.9 ft) moonpool for lifting and lowering objects to the seabed, such as core sampling and heavy lifts mid-ships

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Subsea Market Opportunity Significant growth forecast in the number of subsea development wells on a global basis The VS 470 MPSVs are well suited to serve water depths of 2,000+ m (6,562+ ft) - almost all of the projected activity Trico already established in regions experiencing greatest demand growth Life of field work: significant development and post-completion demand at subsea installations Worldwide Subsea Development Wells (By Water Depth) Total Vessel Days for Subsea Well Development and Maintenance Source: Trico and Offshore Research.

Global Market for Active Subsea Vessels Strong worldwide demand for medium-sized MPSVs globally, typically under 3- to 5-year contracts Current time charter market day rates for this class of vessel as high as $35,000 depending on area of operation Size and capabilities to cost-effectively serve the broadest parts of the subsea market Higher cost, larger MPSV newbuilds cater to narrowest/most extreme customer requirements and require higher day rates to earn commensurate returns Three contracts to date with total value of $71.5 mm, excluding options Expected to perform IMR activities utilizing ROVs and light construction Two-year time charter and four-year bareboat charter agreement with DeepOcean Three-year bareboat contract with Marecsa

Transforming Trico

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Enhanced Subsea Capabilities

- The addition of the VS 470 MPSVs and the three existing newbuilds more than doubles the number of vessels that can be utilized in seismic/subsea applications

2 Seismic



- Northern Genesis
  - 1983-built converted PSV
- Stones River
  - 1982/97-built/rebuilt PSV

2 Subsea



- Northern Canyon
  - 2002-built UT 745
- Northern River
  - 1998-built UT 745L

+

8 VS 470 MPSV



- IMR
- Construction
- ROV support
- Dive support
- Seismic
- Supply

2 GPA 640s/1 MT 6009





- ROV support
- Seismic

+

4 Potential Upgrades



- Northern Wave
  - 2002-built UT 745
- Northern Gambler
  - 1996-built UT 745
- Northern Clipper
  - 1994-built UT 745
- Northern Supporter
  - 1996-built UT 755

- Management's goal is for subsea division to generate half of the Company's EBITDA by 2009

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Leveraging Trico's Global Footprint

- VS 470 MPSVs are capable of working in all regions where Trico has an established presence
  - Contracted vessels to work in Brazil and Mexico
  - Strong demand in North Sea, West Africa and Southeast Asia
  - Engineered for mid-water activities and deepwater capable
- Further diversifies Trico's revenue and cash flow away from the supply business
  - Broadens customer base to include subsea service and construction companies

Current Trico Presence


North Sea – 15
U.S. Gulf – 22
Mexico – 6
West Africa – 13
Southeast Asia – 5
Brazil – 2

Pro Forma 3Q07 YTD Op. Income Mix


U.S.
19%
International
81%
Actual
U.S.
11%
International
89%
Pro Forma(1)

Note: Vessel counts as of 11/5/07; reflects two 180s mobilizing from U.S. Gulf to West Africa.

(1) Includes nine months run-rate Active Subsea operating income. Run-rate full-year operating income of $46 mm per Fondsfinans research as of 8/13/07. Fondsfinans provides equity research coverage on Active Subsea.

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Financial Strength

($ in millions)

- Active Subsea will contribute significantly to revenue and EBITDA
  - Run-rate revenue and EBITDA when combined with equity research projections for Trico for 2008 imply that Active could contribute approximately 30% of pro forma EBITDA
  - Lengthy subsea service contracts stabilize cash flows
- Will be substantially accretive to earnings in 2009 and beyond
- Trico maintains conservative capitalization following the acquisition
  - Less than 1x net debt/LTM EBITDA; strong ongoing cash flow
  - Considering debt financing to help finance vessel capex

Revenue Contribution


$273
$70
$343 (+26%)
Trico 2008E[1]
Active Subsea (Run-Rate)[2]
Combined[3]

EBITDA Contribution


$107
39% Margin
$55
79% Margin
$162 (+51%)
47% Margin
Trico 2008E[1]
Active Subsea (Run-Rate)[2]
Combined[3]

Note: EBITDA is a non-GAAP financial metric which management uses to evaluate company performance.

(1) IBES consensus as of 11/5/07.

(2) Full-year run-rate revenue and EBITDA of $70 mm and $55 mm, respectively, per Fondsfinans research as of 8/13/07.

(3) Does not assume any synergies or integration costs.

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Delivering on Promises Moving up the Food Chain = More Stable, Stronger Cash Flows The acquisition of Active Subsea is consistent with Trico's strategy and capital deployment objectives Purchase of Active Subsea brings additional multi-purpose vessels to Trico's current fleet to be utilized in subsea markets Trico repurchased over $17 mm in stock in 3Q07 Objective Maintain stock buyback program ? Seek new investments linked to "subsea" as a driver, not just offshore ? Pursue fewer, multi-purpose and more expensive vessels ? Obtain vessels delivering a service and/or a product versus simply a product ? Focus on acquisitions plus "one vessel at a time" ?

Summary Strategic acquisition providing near-term deliveries of versatile MPSVs Substantial entry into 30% annual growth subsea market Vessels to be placed on long-term charters delivering stable cash flow Global capabilities of vessels leverage Trico's international footprint Adds high-margin, stable revenue and earnings Financial flexibility maintained Trico delivering on stated capital deployment objectives

Appendix

VS 470 Vessel Detail Medium-sized multipurpose offshore vessel Type: Vik Sandvik VS 470 MPSV Shipyard: Tebma Shipyard Design Summary: Accommodations for 71 people Removable cargo rail Comfort V3 and Clean Class 60 T AHC Crane Mezzanine deck for ROVs DP2 IMO (DYNPOS-AUTR) 1.8 x 1.8 m moonpool Dimensions and Capacity: Deadweight: 2,900 tons Length o.a.: 73.4 m Length p.p. 64.0 m Breadth: 16.6 m Depth (1st deck:): 7.6 m Machinery: Main engine: 2 x 2,320 kW (6,222 total HP) Thrusters (r): 2 x 590 kW (1,582 total HP) Thrusters (f): 2 x 800 kW (2,146 total HP) Generators Emergency: 85 kW (114 HP) Shaft: 2 x 1,600 kW (4,291 total HP) Auxiliary: 2 x 440 kW (1,180 total HP) Cargo Capacities: Fuel, fresh water, ballast water, liquid mud, base oil, brine, methanol and dry bulk Automatic tank cleaning system Also fully equipped with PSV capabilities

Increasing Offshore Spending(1)(2) Increasing Offshore Spending(1)(2) Douglas-Westwood, The World Offshore Oil and Gas Production & Spend Forecast 2007-2011. Quest Offshore Resources. Worldwide (in Billions) North America (in Billions) 2006 - 2009 CAGR = 6% 2006 - 2009 CAGR = 36% 2006 - 2009 CAGR = 5% 2006 - 2009 CAGR = 31%

Forward Looking Statements This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the "Risk Factors" section of our Forms 10-Q and 10-K provide examples of risks, uncertainties and events that may cause the Company's actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.